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                                            SECURITIES AND EXCHANGE COMMISSION
                                                  WASHINGTON, D.C. 20549

                                                         --------

                                                         FORM 8-K

                                                      CURRENT REPORT

                          PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



                                    Date of Report (Date of Earliest Event Reported):
                                                      April 12, 2004



                                                  TRACTOR SUPPLY COMPANY
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                                  (Exact Name of Registrant as Specified in Its Charter)


             Delaware                                   000-23314                               13-3139732
-----------------------------------        ------------------------------------    -------------------------------------
 (State or Other Jurisdiction of                (Commission File Number)           (I.R.S. Employer Identification No.)
  Incorporation or Organization)


     320 Plus Park Boulevard, Nashville, Tennessee                                    37217
     ---------------------------------------------                                    -----
       (Address of Principal Executive Offices)                                     (Zip Code)


Registrant's Telephone Number, Including Area Code:                               (615) 366-4600
                                                        ----------------------------------------------------------------




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                              (Former Name or Former Address, if Changed Since Last Report)
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ITEM 9.        REGULATION FD DISCLOSURE

ITEM 12.       RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Results of Operations and Financial Condition."

On April 12, 2004, the Company issued a press release setting forth its financial results for the first quarter of fiscal 2004. Additionally, the Company provided its current outlook for the remainder of fiscal 2004. A copy of the Registrant's press release is attached as Exhibit 99.1 to this Current Report.

EXHIBIT INDEX
               99.1 Press Release, dated:  April 12, 2004.



                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   TRACTOR SUPPLY COMPANY



Date:    April 13, 2004            By: /s/ Calvin B. Massmann
      -----------------------         ------------------------------------------
                                           Calvin B. Massmann
                                           Senior Vice President-
                                           Chief Financial Officer and Treasurer
                                           (Duly Authorized Officer and
                                           Principal Financial Officer)



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